UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 28, 2009

INVERSO CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50898 (Commission File Number)	34-1996527 (I.R.S. Employer Identification No.)

1362 Springfield Church Road
Jackson Center, PA  16133
(Address of principal executive offices)  (zip code)

(814) 786-8849
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01          Entry into a Material Definitive Agreement.

License Agreements

On September 28, 2009, we entered into two separate License Agreements.  One License Agreement was entered into with Altman Enterprises, LLC, wherein we obtained the exclusive right to use two U.S. provisional patents for technologies used in the treatment of auto-immune diseases, and the other License Agreement was entered into with Marv Enterprises, LLC, wherein we obtained the exclusive right to use two U.S. provisional patents for technologies used for treatment of blood borne carcinomas and sequential extracorporeal treatment of blood.  Authority to execute the License Agreements on behalf of Altman and Marv is vested in Dr. Mitchell Felder.

As consideration for the two licenses, we agreed to (i) issue to each of Altman and Marv 1,234,074 and 617,037 shares, respectively, of a new series of preferred stock, to be known as Series A Convertible Preferred Stock (the “Preferred Stock”), (b) pay a royalty of five percent (5%) of any sales of products using the technology, with no minimum royalty, and (c) reimburse the licensor for any costs already incurred in obtaining the patents, and any costs to be incurred for maintaining or obtaining new intellectual property, in the U.S. and in extending the intellectual property to other countries around the world.  Licensor shall have sole discretion to select other countries into which the patents may be extended, and if we decline to pay those expenses, then licensor may pay said expenses and will own the rights to that particular country.  Finally, we have agreed that we will stay current with our filings obligations under the Securities Exchange Act of 1934 and will not pay any compensation to officers, directors, managers or consultants unless and until such filings are current.

We intend to develop a business around the technologies acquired in these two licenses starting immediately.

Securities Purchase Agreement

On September 28, 2009, we entered into a Securities Purchase Agreement with William A. Hartman wherein, in exchange for accepting an appointment as an officer and director of the company, and for developing a business around the technologies acquired pursuant to the license agreements described above, we agreed to issue to Hartman 1,851,111 shares of Preferred Stock.

Section 3 – Securities and Trading Markets

Item 3.02          Unregistered Sales of Equity Securities.

On September 28, 2009, pursuant to the terms of two License Agreements entered into with Altman Enterprises, LLC and Marv Enterprises, LLC, we issued to each of Altman and Marv 1,234,074 and 617,037 shares, respectively, of a new series of preferred stock, to be known as Series A Convertible Preferred Stock (the “Preferred Stock”).  The issuances were exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, and the shareholders were sophisticated investors.

On September 28, 2009, we entered into a Securities Purchase Agreement with William A. Hartman wherein, in exchange for accepting an appointment as an officer and director of the company, and for developing a business around the technologies acquired pursuant to the license agreements described above, we agreed to issue to Hartman 1,851,111 shares of Preferred Stock.  The issuance was exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, and the shareholder was accredited.

The Preferred Stock is convertible at the option of the holder into our common stock at a ratio of 100 shares of common stock for every one share of Preferred Stock.  The holders of our Preferred Stock also have 100 votes per share of Preferred Stock that they hold.  It also contains protective provisions as follows:

The Company may not take any of the following actions without the approval of a majority of the holders of the outstanding Series A Convertible Preferred Stock:  (i) effect a sale of all or substantially all of the Company’s assets or which results in the holders of the Company’s capital stock prior to the transaction owning less than fifty percent (50%) of the voting power of the Company’s capital stock after the transaction, (ii) alter or change the rights, preferences, or privileges of the Series A Convertible Preferred Stock, (iii) increase or decrease the number of authorized shares of Series A Convertible Preferred Stock, (iv) authorize the issuance of securities having a preference over or on par with the Series A Convertible Preferred Stock, or (v) effectuate a forward or reverse stock split or dividend of the Company’s common stock.  Further, the Company agrees to effectuate a reverse stock split as soon as reasonably possible following the issuance of any shares of Series A Convertible Preferred Stock so as to create enough authorized but unissued common stock to allow for the conversion of the Series A Convertible Preferred Stock.

Item 3.03          Material Modification to Rights of Security Holders.

In connection with the execution of the License Agreements and the Securities Purchase Agreement, we created a new series of Preferred Stock.  The Preferred Stock is convertible at the option of the holder into our common stock at a ratio of 100 shares of common stock for every one share of Preferred Stock.  The holders of our Preferred Stock also have 100 votes per share of Preferred Stock that they hold.  It also contains protective provisions as follows:

The Company may not take any of the following actions without the approval of a majority of the holders of the outstanding Series A Convertible Preferred Stock:  (i) effect a sale of all or substantially all of the Company’s assets or which results in the holders of the Company’s capital stock prior to the transaction owning less than fifty percent (50%) of the voting power of the Company’s capital stock after the transaction, (ii) alter or change the rights, preferences, or privileges of the Series A Convertible Preferred Stock, (iii) increase or decrease the number of authorized shares of Series A Convertible Preferred Stock, (iv) authorize the issuance of securities having a preference over or on par with the Series A Convertible Preferred Stock, or (v) effectuate a forward or reverse stock split or dividend of the Company’s common stock.  Further, the Company agrees to effectuate a reverse stock split as soon as reasonably possible following the issuance of any shares of Series A Convertible Preferred Stock so as to create enough authorized but unissued common stock to allow for the conversion of the Series A Convertible Preferred Stock.

Section 5 – Corporate Governance and Management

Section 5.01     Changes in Control of Registrant.

License Agreements

On September 28, 2009, we entered into two separate License Agreements.  One License Agreement was entered into with Altman Enterprises, LLC, wherein we obtained the exclusive right to use two U.S. provisional patents for technologies used in the treatment of auto-immune diseases, and the other License Agreement was entered into with Marv Enterprises, LLC, wherein we obtained the exclusive right to use two U.S. provisional patents for technologies used for treatment of blood borne carcinomas and sequential extracorporeal treatment of blood.  Authority to execute the License Agreements on behalf of Altman and Marv is vested in Dr. Mitchell Felder.

As consideration for the two licenses, we agreed to (i) issue to each of Altman and Marv 1,234,074 and 617,037 shares, respectively, of a new series of preferred stock, to be known as Series A Convertible Preferred Stock (the “Preferred Stock”), (b) pay a royalty of five percent (5%) of any sales of products using the technology, with no minimum royalty, and (c) reimburse the licensor for any costs already incurred in obtaining the patents, and any costs to be incurred for maintaining or obtaining new intellectual property, in the U.S. and in extending the intellectual property to other countries around the world.  Licensor shall have sole discretion to select other countries into which the patents may be extended, and if we decline to pay those expenses, then licensor may pay said expenses and will own the rights to that particular country.  Finally, we have agreed that we will stay current with our filings obligations under the Securities Exchange Act of 1934 and will not pay any compensation to officers, directors, managers or consultants unless and until such filings are current.

We intend to develop a business around the technologies acquired in these two licenses starting immediately.

Securities Purchase Agreement

On September 28, 2009, we entered into a Securities Purchase Agreement with William A. Hartman wherein, in exchange for accepting an appointment as an officer and director of the company, and for developing a business around the technologies acquired pursuant to the license agreements described above, we agreed to issue to Hartman 1,851,111 shares of Preferred Stock.

Series A Convertible Preferred Stock

In connection with the execution of the License Agreements and the Securities Purchase Agreement, we created a new series of Preferred Stock.  The Preferred Stock is convertible at the option of the holder into our common stock at a ratio of 100 shares of common stock for every one share of Preferred Stock.  The holders of our Preferred Stock also have 100 votes per share of Preferred Stock that they hold.  It also contains protective provisions as follows:

The Company may not take any of the following actions without the approval of a majority of the holders of the outstanding Series A Convertible Preferred Stock:  (i) effect a sale of all or substantially all of the Company’s assets or which results in the holders of the Company’s capital stock prior to the transaction owning less than fifty percent (50%) of the voting power of the Company’s capital stock after the transaction, (ii) alter or change the rights, preferences, or privileges of the Series A Convertible Preferred Stock, (iii) increase or decrease the number of authorized shares of Series A Convertible Preferred Stock, (iv) authorize the issuance of securities having a preference over or on par with the Series A Convertible Preferred Stock, or (v) effectuate a forward or reverse stock split or dividend of the Company’s common stock.  Further, the Company agrees to effectuate a reverse stock split as soon as reasonably possible following the issuance of any shares of Series A Convertible Preferred Stock so as to create enough authorized but unissued common stock to allow for the conversion of the Series A Convertible Preferred Stock.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

3.1	Certificate of Designation of the Rights, Privileges, and Preferences of Series A Convertible Preferred Stock

10.1	License Agreement dated September 28, 2009 with Altman Enterprises, LLC

10.2	License Agreement dated September 28, 2009 with Marv Enterprises, LLC

10.3	Securities Purchase Agreement dated September 28, 2009 with William A. Hartman

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 1, 2009	INverso Corp.,
a Delaware corporation

/s/ William A. Hartman
By: William A. Hartman
Its: President